UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
                        April 26, 2007

                        JOHNSON & JOHNSON
     (Exact name of registrant as specified in its charter)

     New Jersey             1-3215        22-1024240
(State or Other Jurisdic- (Commission    (IRS Employer
tion of Incorporation)     File Number)  Identification No.)


  One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
       (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
                           732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]  Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)

     [   ]  Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to Rule 14d-
     2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to Rule 13e-
     4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

     On April 26, 2007, Ms. Ann Dibble Jordan, Director of
Johnson & Johnson since 1981, retired and did not stand for re-election upon the end of her annual term.





                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)


Date:  April 26, 2007         By: /s/ S. M. Rosenberg
                                      S. M. Rosenberg
                                      Secretary